                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


                                 June 6, 1996
              -------------------------------------------------
               Date of Report (Date of earliest event reported)


                              PURE SOFTWARE INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         DELAWARE                    2-23372                 94-3141575
      --------------            -----------------          ---------------
     (State or other            (Commission File           (I.R.S.Employer
     jurisdiction of                  Number)            Identification No.)
     incorporation)

                            1309 South Mary Avenue
                              Sunnyvale, CA 94087
                   ----------------------------------------
                   (Address of principal executive offices)

                                (408) 720-1600
              --------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
             ----------------------------------------------------
             (Former name or address, if change since last report)

Item 5.  Other Events.
- ------

     On June 6, 1996 Pure Software Inc., a Delaware corporation ("Pure") and
                                                                  ----
Atria Software, Inc., a Massachusetts corporation  ("Atria") entered into an
                                                     -----
Agreement and Plan of Reorganization (the "Merger Agreement") among Pure, CST
                                           ----------------
Acquisition Corporation, a Massachusetts corporation and a wholly-owned subsidiary of Pure ("Merger Sub") and Atria. A copy of the press release issued
                     ----------
by Pure regarding the Merger Agreement is filed herewith as Exhibit 99.1 and incorporated by reference herein. Pursuant to the Merger Agreement, and subject to the conditions set forth therein (including approval by stockholders of Atria and Pure), Merger Sub will be merged with and into Atria (the "Merger"). At the
                                                               ------
effective time of the Merger (the "Effective Time"), the separate existence of
                                   --------------
Merger Sub will cease and Atria will continue as the surviving corporation and as a wholly-owned subsidiary of Pure ("Surviving Corporation").
                                       ---------------------

     In connection with the Merger, holders of outstanding Atria Common Stock will receive, in exchange for each share of Atria Common Stock held by them,
1.544615 shares of Pure Common Stock.   In addition, Pure will assume all
options outstanding under the Atria's 1990 Stock Option Plan, 1994 Stock Plan and 1994 Non-Employee Director Stock Option Plan, and will assume all purchase rights outstanding under the Atria's Employee Stock Purchase Plan. If the Merger is consummated, the Atria Common Stock will be deregistered under the Securities Exchange Act of 1934, as amended (the "Act") and delisted from The
                                                  ---
Nasdaq National Market.

     The Merger Agreement contains customary representations and warranties on the part of Pure and Atria, and the consummation of the Merger is subject to customary closing conditions, including, without limitation, approval by the stockholders of Pure and Atria, no event with a material adverse effect with respect to a party or a material shortfall in earnings of a party for the fiscal quarter ending June 30, 1996. The Merger Agreement also contains covenants regarding the activities of the parties pending consummation of the Merger. Generally, each of the parties must conduct its business in the ordinary course consistent with past practice.

     Upon the occurrence of (i) the acceptance of a Superior Proposal (as such term is defined below) by Atria or the recommendation of a Superior Proposal by the Board of Directors of Atria to its stockholders, or (ii) the failure to obtain the required vote by the stockholders of Atria at a meeting of such stockholders (an "Atria Negative Vote") if prior to such Atria Negative Vote
                  -------------------
there shall have occurred an Acquisition Proposal (as such term is defined below) with respect to Atria that has been publicly disclosed and not withdrawn, then the Merger Agreement provides for the payment by Atria to Pure of a break-up fee of $25,000,000. If, however, prior to an Atria Negative Vote the Board of Directors of Atria withholds, withdraws or modifies in a manner adverse Pure its recommendation in favor of the Merger but the events specified in clauses (i) or (ii) in the previous sentence shall not have occurred, then the Merger Agreement provides for the payment by Atria to Pure of a break-up fee of $15,000,000. A break-up fee of $5,000,000 must be paid by Atria to Pure in the event of an Atria Negative Vote if Atria is not required to make payment to Pure of the break-up fees specified in the first two sentences of this paragraph.

     Upon the occurrence of (i) the acceptance of a Superior Proposal by Pure or the recommendation of a Superior Proposal by the Board of Directors of Pure to its stockholders, or (ii) the failure to obtain the required vote by the stockholders of Pure at a meeting of such stockholders (a "Pure Negative Vote")
                                                           ------------------
if prior to such Pure Negative Vote there shall have occurred an Acquisition Proposal with respect to Pure that has been publicly disclosed and not withdrawn, then the Merger Agreement provides for the payment by Pure to Atria of a break-up fee of $25,000,000. If, however, prior to a Pure Negative Vote the Board of Directors of Pure withholds, withdraws or modifies in a manner adverse Atria its recommendation in favor of the Merger but the events specified in clauses (i) or (ii) in the previous sentence shall not have occurred, then the Merger Agreement provides for the payment by Pure to Atria of a break-up fee of $15,000,000. A break-up fee of $5,000,000 must be paid by Pure to Atria in the event of a Pure Negative Vote if Pure is not required to make payment to Atria of the break-up fees specified in the first two sentences of this paragraph.

     The foregoing summary of the Merger is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit
2.1 and is hereby incorporated by reference to this Item 5.

     As an inducement to Pure to enter into the Merger Agreement, certain stockholders of Atria (collectively, "Voting Agreement Stockholders") have each
                                      -----------------------------
entered into a Participation Agreement dated as of June 6, 1996 (the "Voting
                                                                      ------
Agreement") with Pure.  Pursuant to the Voting Agreement, the Voting Agreement
- ---------
Stockholders have agreed to vote the shares of Atria Common Stock owned by them
(i) in favor of approval and adoption of the Merger Agreement and the Merger and any matter that could reasonably be expected to facilitate the Merger and (ii) against approval of any proposal made in opposition to or competition with consummation of the Merger. The Voting Agreement Stockholders have also agreed if requested by Pure to execute and deliver to Pure an irrevocable proxy granting Pure the authority to vote the shares of Atria Common Stock owned by the Voting Agreement Stockholders in the manner described in the previous sentence. The Voting Agreement terminates upon the earlier to occur of the Effective Time or the termination of the Merger Agreement. The foregoing summary of the Voting Agreement is qualified in its entirety by reference to the Voting Agreement, a copy of which is filed herewith as Exhibit 99.2 and is hereby incorporated by reference to this Item 5.

     As an inducement to Atria to enter into the Merger Agreement, certain stockholders of Pure have each entered into a Participation Agreement dated as of June 6, 1996 with Atria, the substance of which is substantially similar to the substance of the Voting Agreement. A copy of this agreement is included as
Exhibit 99.3 and is hereby incorporated by reference to this Item 5.

     Also as an inducement to Pure to enter into the Merger Agreement, Pure and Atria entered into a Stock Option Agreement dated June 6, 1996 ("Stock Option
                                                                 ------------
Agreement") pursuant to which Atria granted Pure the right (the "Option"), under
- ---------                                                        ------
certain conditions, to purchase up to 2,149,038 shares of Atria Common Stock by exchanging shares of Pure Common Stock at a rate of 1.544615 shares of Pure Common Stock for each option share and/or, at Pure's election, at a price of $62.75 per share (the "Exercise Price").
                       --------------

     Subject to certain conditions, the Option may be exercised in whole or in part by Pure (i) upon the commencement of a tender or exchange offer for 25% or more of any class of Atria's capital stock, (ii) in the event Atria shall have accepted a Superior Proposal (as such term is defined below) or if the Board of Directors of Atria recommends a Superior Proposal to the stockholders of Atria or (iii) in the event of an Atria Negative Vote if prior to such Atria Negative Vote there shall have occurred an Acquisition Proposal (as such term is defined below) with respect to Atria which shall have been publicly disclosed and not withdrawn (any of the events specified in clauses (i), (ii) or (iii) of this sentence are referred to herein as an "Exercise Event"). The Stock Option
                                       --------------
Agreement terminates upon the earlier of (i) at the Effective Time, (ii) 180 days following the termination of the Merger Agreement if an Exercise Event shall have occurred on or prior to the date of such termination, and (iii) the date on which the Merger Agreement is terminated if an Exercise Event shall not have occurred on or prior to such date; provided, however, with respect to
                                        --------  -------
clause (ii) of this sentence, that if the Option cannot be exercised by reason of any applicable government order shall not have expired or been terminated, then the Stock Option Agreement shall not terminate until the tenth business day after such impediment to exercise shall have been removed or shall have become final and not subject to appeal. Notwithstanding the foregoing, the Option may not be exercised if Pure is in breach in any material respect of any of its covenants or agreements contained in the Merger Agreement.

     The term "Acquisition Proposal" means any proposal or offer relating to (i)
               --------------------
any merger, consolidation, sale of substantial assets or similar transactions involving an entity or any subsidiary of that entity (other than sales of assets or inventory in the ordinary course of business or permitted under the terms of the Merger Agreement), (ii) the sale of 10% or more of the outstanding shares of capital stock of the entity (including without limitation by way of a tender offer or an exchange offer), (iii) the acquisition by any person of beneficial ownership or a right to acquire beneficial ownership of, or the formation of any "group" (as defined under Section 13(d) of the Act and the rules and regulations thereunder) which beneficially owns, or has the right to acquire beneficial ownership of, 10% or more of the then outstanding shares of capital stock of the entity (except for acquisitions for passive investment purposes only in circumstances where the person or group qualifies for and files a Schedule 13G with respect thereto) or (iv) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

     The term "Superior Proposal" means an unsolicited bona fide Acquisition
               -----------------
Proposal which the Board of Directors of an entity in its good faith reasonable judgment determines, after consultation with its independent financial advisors, would result in a transaction more favorable to the stockholders of the entity from a financial point of view than the Merger and for which financing, to the extent required, is then committed or which, in the good faith reasonable judgment of the Board of Directors of the entity (based upon the advice of independent financial advisors), is reasonably capable of being financed by such person, entity or group, and which is likely to be consummated.

     In addition, at any time during which the Option is exercisable Pure shall have the right to sell to Atria and Atria shall be obligated to purchase from Pure (i) the Option to the extent not previously exercised by Pure (the "Stock
                                                                         -----
Option Agreement Put") and (ii) the shares of Atria Common Stock, if any,
- --------------------
acquired by Pure pursuant to the Stock Option Agreement (the "Option Share
                                                              ------------
Put"). The price that Atria shall be required to pay in connection with the Stock Option Agreement Put shall be equal to the difference between the Market Price (as such term is defined below) for shares of Atria Common Stock as of the date Pure gives notice of its intent to exercise the Stock Option Agreement Put and the Exercise Price, multiplied by the number of shares of Atria

Common Stock purchasable pursuant to the Stock Option Agreement, but only if the Market Price is greater than the Exercise Price. The price that Atria shall be required to pay in connection with the Option Share Put shall be the Exercise Price paid by Pure for shares of Atria Common Stock acquired pursuant to the Stock Option Agreement plus the difference between the Market Price and such Exercise Price (but only if the Market Price is greater than the Exercise Price) multiplied by the number of shares of Atria Common Stock so purchased. Notwithstanding the foregoing, in connection with the Stock Option Agreement Put and the Option Share Put, Atria shall not be required to pay Pure an aggregate amount in excess of the sum of (i) $40,000,000 plus (ii) the aggregate Exercise Price paid by Pure for such shares minus (iii) any break-up fee paid by Atria to Pure in accordance with the Merger Agreement. The term "Market Price" means the
                                                        ------------
highest closing sale price of shares of Atria Common Stock on the Nasdaq National Market during the five (5) trading days ending on the trading day immediately preceding the date Pure gives notice of its intent to exercise the Stock Option Agreement Put or the Option Share Put. Atria has also granted Pure certain registration rights that become effective in the event the Stock Option Agreement is exercised. The foregoing summary of the Stock Option Agreement is qualified in its entirety by reference to the copy of the Stock Option Agreement included as Exhibit 99.4 hereto and hereby incorporated by reference to this
Item 5.

     As an inducement to Atria to enter into the Merger Agreement, Atria and Pure entered into a Stock Option Agreement dated June 6, 1996 pursuant to which Pure granted Atria the right under certain conditions to purchase up to 2,646,096 shares of Pure Common Stock by exchanging shares of Atria Common Stock at a rate of 0.64741 of a share of Atria Common Stock for each option share and/or, at Atria's election, at a price of $40.625 per share. The substance of this agreement is substantially similar to the substance of the Stock Option Agreement, and a copy of this agreement is included as Exhibit 99.5 and is hereby incorporated by reference to this Item 5.

     Also in connection with the Merger Agreement, certain stockholders of Pure (each an "Affiliate") have each entered into an affiliate agreement with Pure
          ---------
(collectively, the "Affiliate Agreements") pursuant to which each Affiliate has
                    --------------------
agreed not to sell, exchange, transfer, pledge, dispose or otherwise reduce such Affiliate's interest in or risk relative to any shares of Pure Common Stock or other equity securities of Pure owned by such Affiliate during the period commencing June 6, 1996 and ending at such time as financial results covering at least 30 days of combined operations of Pure and Atria have been published by Pure, such publication to be in the form of a quarterly earnings report, an effective registration statement filed with the Securities and Exchange Commission (the "Commission"), a report to the Commission on Form 10-K, 10-Q or
                 ----------
8-K or any other public filing or announcement which includes the combined results of operations of Pure and Atria, so as to interfere with Pure accounting for the Merger as a pooling of interests. The foregoing summary of the Affiliate Agreements is qualified in its entirety by reference to the copy of a form of the Affiliate Agreement included as Exhibit 99.6 and hereby incorporated by reference to this Item 5.

     Also in connection with the Merger Agreement, the Voting Agreement Stockholders have each entered into an affiliate agreement with Pure. The substance of these agreements is substantially similar to the substance Affiliate Agreements, except that each Voting Agreement Stockholder has also agreed that any sale, transfer or other disposition of Atria Common Stock by such Voting Agreement Stockholder will be made in accordance with Rule 145 promulgated by the Commission under the Securities Act of 1933, as amended, and has made certain representations pertaining to continuity of interest with respect to the shares held by such Voting Agreement Stockholder. A copy of a form of this agreement is included as Exhibit 99.7 and is hereby incorporated by reference to this Item 5.

    Pure and Atria have also entered into a License and Marketing Agreement
(the "License and Marketing Agreement") in connection with the Merger Agreement.
      -------------------------------
The License and Marketing Agreement would become effective only in the event that the Merger Agreement is terminated under certain circumstances, including in the event of a regulatory prohibition, the failure of Pure's stockholders to approve the Merger, a breach of the Merger Agreement by Pure or the acceptance by Pure of an alternative transaction. The License and Marketing Agreement, if effective, would permit Atria to market, distribute, support and maintain Pure's DDTS defect tracking system product, and modify and create derivative works of the product. Atria would pay Pure a royalty of 30% of the net revenue Atria recognizes from the licensing of the product, or from support services provided by Atria for the product, and a royalty of 50% of the net revenue Atria recognizes from support services sold by Atria but provided by Pure. The initial term of the License and Marketing Agreement is five years, with an automatic right to renew that Atria may exercise for an additional two year period. The License and Marketing Agreement contains customary warranty, indemnity and confidentiality provisions. The foregoing summary of the License and Marketing Agreement is qualified in its entirety by reference to the copy of the License and Marketing Agreement included as Exhibit 99.8 and hereby incorporated by reference to this Item 5.

Item 7.  Financial Statements and Exhibits.
- ------

         (c)  Exhibits.

        2.1 Agreement and Plan or Reorganization dated June 6, 1996 by and among Pure Software Inc., a Delaware corporation, CST Acquisition Corporation, a Massachusetts corporation and wholly-owned subsidiary of Pure Software Inc., and Atria Software, Inc., a Massachusetts corporation.

       99.1   Press Release dated June 6, 1996.

       99.2 Participation Agreement dated June 6, 1996 by and among Pure Software Inc., a Delaware corporation, CST Acquisition Corporation, a Massachusetts corporation, and certain stockholders of Atria Software, Inc., a Massachusetts corporation.

       99.3 Participation Agreement dated June 6, 1996 by and among Atria Software, Inc., a Massachusetts corporation, and certain stockholders of Pure Software Inc., a Delaware corporation.

       99.4 Stock Option Agreement dated June 6, 1996 by and between Atria Software, Inc., a Massachusetts corporation and Pure Software Inc., a Delaware corporation.

       99.5 Stock Option Agreement dated June 6, 1996 by and between Pure Software Inc., a Delaware corporation, and Atria Software, Inc., a Massachusetts corporation.

       99.6 Form of Affiliate Agreement dated June 6, 1996 by and among Pure Software Inc., a Delaware corporation, and certain stockholders of Pure Software Inc., a Delaware corporation.

       99.7 Form of Affiliate Agreement dated June 6, 1996 by and among Pure Software Inc., a Delaware corporation, and certain stockholders of Atria Software, Inc., a Massachusetts corporation.

       99.8 License and Marketing Agreement dated June 6, 1996 between Pure Software Inc., a Delaware corporation, and Atria Software, Inc., a Massachusetts corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PURE SOFTWARE INC.



Dated:  June 17, 1996                   By:  /s/ Chuck Bay
                                           ------------------------
                                           Chuck Bay, Vice President,
                                           Finance, Chief Financial Officer,
                                           General Counsel and Secretary

                               INDEX TO EXHIBITS


                                                                    SEQUENTIALLY
EXHIBIT                                                               NUMBERED
NUMBER              DESCRIPTION                                         PAGE
- ------              -----------                                         ----


  2.1 Agreement and Plan or Reorganization dated June 6, 1996 by and among Pure Software Inc., a Delaware corporation, CST Acquisition Corporation, a Massachusetts corporation and wholly-owned subsidiary of Pure Software Inc., and Atria Software, Inc., a Massachusetts corporation.

 99.1           Press Release dated June 6, 1996.

 99.2 Participation Agreement dated June 6, 1996 by and among Pure Software Inc., a Delaware corporation, CST Acquisition Corporation, a Massachusetts corporation, and certain stockholders of Atria Software, Inc., a Massachusetts corporation.

 99.3 Participation Agreement dated June 6, 1996 by and among Atria Software, Inc., a Massachusetts corporation, and certain stockholders of Pure Software Inc., a Delaware corporation.

 99.4 Stock Option Agreement dated June 6, 1996 by and between Atria Software, Inc., a Massachusetts corporation and Pure Software Inc., a Delaware corporation.

 99.5 Stock Option Agreement dated June 6, 1996 by and between Pure Software Inc., a Delaware corporation, and Atria Software, Inc., a Massachusetts corporation.

 99.6 Form of Affiliate Agreement dated June 6, 1996 by and among Pure Software Inc., a Delaware corporation, and certain stockholders of Pure Software a Delaware corporation.

 99.7 Form of Affiliate Agreement dated June 6, 1996 by and among Pure Software Inc., a Delaware corporation, and certain stockholders of Atria Software, Inc., a Massachusetts corporation.

 99.8 License and Marketing Agreement dated June 6, 1996 between Pure Software Inc., a Delaware corporation, and Atria Software, Inc., a Massachusetts corporation.